Taxes (Details) - Schedule of the deferred tax assets and liabilities - USD ($)	Jun. 30, 2022	Jun. 30, 2021
Deferred tax assets:
Net operating loss carry forwards	$ 743,898	$ 611,315
Accrued expenses	163,497	181,730
Share of investee’s loss	129,191	12,823
Others	71,714	93,385
Valuation allowances	(781,260)	(291,480)
Total deferred tax assets	327,040	607,773
Deferred tax liabilities:
Intangible assets	150,547	154,022
Share of investee’s income		1,011
Total deferred tax liabilities	$ 150,547	$ 155,033